                             SCHEDULE 14A PRIVATE
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934



  Filed by the Registrant /X/
  Filed by a Party other than the Registrant / /
  Check the appropriate box:
  /X/      Preliminary Proxy Statement
  / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  / /      Definitive Proxy Statement
  / /      Definitive Additional Materials
  / /      Soliciting Material Pursuant to Rule 14a-11(c) or
           Rule 14a-12


                                POKER.COM, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ /      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing party:

         (4)  Date filed:

[POKER.COM LOGO]                                        #201-1166 Alberni Street
                                                     Vancouver BC Canada V6E 3Z3
                                                              Ph: (604) 689-5998
                                                             Fax: (604) 689-8988

April ___, 2001

Dear Shareholder:

On behalf of the Board of Directors (the "Board") of Poker.com, Inc. (the "Company") I cordially invite you to the Annual General Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 31, 2001 at 1:00 p.m., Pacific Standard Time (PST) at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

(i)    To consider and vote for the election of Directors;

(ii) To approve the appointment of the firm Smythe Ratcliffe, independent certified public accountants, as the Company's auditors;


(iii)  Any other business that may be lawfully brought before the Annual
       Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this letter.

Only Shareholders of record at the close of business on April 16, 2001 are entitled to notice of the Annual Meeting and to vote at the Meeting or at any continuance(s) or any adjournment(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

I hope you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you of stock you own, please complete, date and sign the enclosed proxy form and return it by fax to
(604) 689-8988 or by mail to: #201-1166 Alberni Street, Vancouver, British Columbia, Canada, V6E 3Z3, Attention: Michael Jackson. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy form.

To assist the Company in making arrangements for the meeting, please notify Donna Heuman of the Company by telephone (604) 689-5998 or Fax (604) 689-8988 before May 11, 2001 if you plan to attend the meeting in person.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                                            Michael Jackson, CEO

                                POKER.COM, INC.
                           #201-1166 Alberni Street
                          Vancouver BC V6E 3Z3 Canada

                           NOTICE OF ANNUAL MEETING
                              OF SHAREHOLDERS OF
                                POKER.COM, INC.

--------------------------------------------------------------------------------

To the Shareholders of Poker.com, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of the Shareholders of Poker.com, Inc. (the "Company") will be held at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washington, 98104 on Thursday, May 31, 2001 at 1:00 p.m., Pacific Standard Time (the "Annual Meeting").

At the Annual Meeting, the shareholders will be asked to: (i) To consider and vote for the election of Directors; (ii) To approve the appointment of the firm Smythe Ratcliffe, independent certified public accountants, as the Company's auditors; (iii) Any other business that may be lawfully brought before the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only Shareholders of record at the close of business on April 16, 2001 are entitled to notice of and to vote at the Annual Meeting or at any continuance(s) or any adjournment(s) thereof. Each share of stock is entitled to one vote per share at the meeting.

The election of Directors will be determined by plurality vote. Approval of the appointment of the Company's auditors and all other proposals will require the affirmative votes of a majority of the voting shares of Poker.com, Inc., represented in person or by proxy, which are cast at the Annual Meeting.

To assist the Company in making arrangements for the meeting, please notify Donna Heuman of the Company by telephone (604) 689-5998 or Fax (604) 689-8988 before May 11, 2001 if you plan to attend the meeting in person.


                                              By Order of the Board of Directors



                                              ----------------------------------
                                                            Michael Jackson, CEO
                                                                   April __ 2001


PLEASE NOTE: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Even if you plan to attend the Annual Meeting, please fill in, date, sign and return by fax to (604) 689-8988 or by mail promptly the enclosed proxy to ensure that your shares are represented at the Annual Meeting. If you attend the Annual Meeting in person, you may vote in person if you wish to do so even though you have previously sent in your proxy. PLEASE FAX OR MAIL YOUR PROXY PROMPTLY AND SAVE THE COMPANY THE EXPENSE OF ADDITIONAL REQUESTS FOR PROXIES.

                                POKER.COM, INC.
                           #201-1166 Alberni Street
                          Vancouver BC V6E 3Z3 Canada

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                ---------------

General

This Proxy Statement is furnished to shareholders of Poker.com, Inc., a Florida Corporation (the "Company"), in connection with the solicitation of proxies to be voted at the Company's next Annual Meeting of Shareholders. The Annual Meeting will be held on Thursday, May 31, 2001 at 1:00 p.m. Pacific Standard Time, at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washingon, 98104. The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. This Proxy Statement was mailed to the shareholders of Record of the Company as of April 16, 2001 accompanied by the Company's 2000 Annual Report to Shareholders.


At the Meeting, the following matters will be considered and voted upon:


1. Proposal No. 1. Election of Michael Jackson, Christa Taylor and Cecil Morris as Directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified. (See "Proposal One - Election of Directors"); and

2. Proposal No. 2. Appointment of Pannell Kerr Forster as the Company's independent certified public accountants for the 2001 fiscal year. (See "Proposal Two - Independent Public Accountants"); and


3. General. Any other business that may be lawfully brought before the Annual Meeting. (See "General").

The Board of Directors recommends that shareholders vote FOR all nominees for Director listed in Proposal No. 1 and FOR Proposal Nos. 2 through 3.

             INFORMATION CONCERNING PROXY SOLICITATION AND VOTING

Voting Rights

The Outstanding voting securities of the Company on April 16, 2001 was ________________ shares of Common Stock, par value $0.001 per share ("Common Stock"). Holders of Common stock at the close of business on April 16, 2001 (the "Record Date") will be entitled to one vote at the Annual Meeting for each share of Common Stock held of Record by them.

Voting and Revocation of Proxies

By completing and returning the accompanying proxy form, the shareholder authorizes Michael Jackson, or in his place, Christa Taylor, as designated on the face of the proxy form (the "Proxy Holder"), to vote all shares for the shareholder. All proxies returned to the Company that are properly signed and dated will be voted by the Proxy Holder as the shareholder directs.

If no direction is given, valid proxies will be voted by the Proxy Holder:

     1.   FOR the election of the persons nominated as directors; and

     2. FOR the appointment of Pannell Kerr Forster as the Company's independent certified public accountants for the 2001 fiscal year; and


     3. Additionally, the shares represented by a valid proxy will be voted by the Proxy Holder in his discretion, on any other matters that may properly come before the Annual Meeting and that the Company did not have notice of as of March 14, 2001 The Board of Directors does not know of any matters to be considered at the Annual Meeting other than the proposals described above. In the event that any director nominee is unable to serve, the Proxies will be voted for a substitute nominee, if any, to be designated by the Board of Directors. The Board of Directors currently has no reason to believe that any nominee will be unavailable or unwilling to serve.

A proxy may be revoked by (i) delivering a written statement to the President of the Company stating that the proxy is revoked, (ii) by delivering to the President of the company or presenting at the Annual Meeting a new proxy executed on a later date by or on behalf of the person or entity executing the prior proxy, or (iii) by voting in person at the Annual Meeting. A revoked proxy will not be voted.

Quorum and Voting Requirements

A quorum of the voting shares of the Company must be present at the Annual Meeting for vote to be taken. Under Florida law and the Company's certificate of Incorporation and Bylaws, a quorum will be present if not less than one percent (1%) of the outstanding shares of stock entitled to vote are present, in person or by proxy duly authorized. Under Florida law and the Company's Certificate of Incorporation and Bylaws, abstensions and broker non-votes will be counted for the purposes of determining whether a quorum is present at the Annual Meeting.

With regard to Proposal No. 1, directors are elected by a plurality of the shares present in person or by proxy and voting at the Annual Meeting. With regard to the election of directors, votes may be cast in favour or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect.

The appointment of auditors under Proposal No. 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. With regard to Proposal No. 2, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.



With regard to Proposal No. 3, any other business that may lawfully be brought before the Meeting will be voted by the Proxy Holder in his discretion. With regard to Proposal No. 3, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Adjournment of Annual Meeting

In the event that Proxies representing sufficient votes to constitute a quorum are not received by the date of the Annual Meeting, the Proxy Holder may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. At such adjournments the proxies will continue to be valid and, once a quorum is present in person or by proxy, directors may be elected by plurality vote and the Company will otherwise conduct the business of the Annual Meeting. The Proxy Holder will vote in favour of any such proposed adjournments.

Solicitation

The solicitation of proxies pursuant to this Proxy Statement will be made primarily by mail. In addition, officers, employees and representatives of the Company may solicit proxies by telephone, mail or personal interviews and arrangements will be made with banks, brokerage firms and others to forward solicitation materials to the beneficial owners of shares held of record by them.

The total cost of all such solicitation efforts, including reimbursement of expenses of brokers and other nominees, will be borne by the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 16, 2001 with respect to (i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of Common Stock of the Company, (ii) the beneficial ownership of such securities by each executive officer and director of the Company, and (iii) the beneficial ownership of all such securities by all or the Company's directors and executive officers as a group. Stock is considered "beneficially owned" by a person if such person, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares: (i) voting power for the stock; and/or (ii) investment power for the stock (including the power to dispose of the stock). Such `beneficial ownership" also includes stock that a person has the right to acquire within 60 days of April 16, 2001. Unless otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them, subject to applicable community property laws. The percentage ownership for each person is calculated assuming that all the stock that could be acquired by that person within 60 days, by option exercise or otherwise, has in fact been acquired and that no other shareholder has exercised a similar right to acquire additional shares.

Class of       Name and Address       Amount and Nature of    Percent of Class
Shares         of Beneficial Owner    Beneficial Ownership    of Shares
Common                                                             __%
Common                                                             __%
Common                                                             __%
Common         /1/Michael Jackson                                  __%
Common         /2/Christa Taylor                0                   0%
Common         /3/Cecil Morris                  0                   0%
------------------------------------------------------------------------------
Common                                                            100%
Common         All Directors and Executives as a
               Executives as a
               Group                                              ___%

/1/ CEO and Director of the Company. ___________ shares held directly. 300,000 options held directly.
/2/ CFO and Director of the Company. No shares held directly.
/3/ Director of the Company. No shares held directly.

                     PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

Two current directors, Michael Jackson and Christa Taylor are proposed to be re-elected at the Annual Meeting. Mr. Charlo Barbosa is unable to serve as a Director for the ensuing year. The Board of Directors is proposing Cecil Morris to act as a third Director.

Directors and Executive Officers of the Company

The following table sets forth certain information concerning Directors and Executive Officers of the Company and certain Officers/Directors of the wholly owned subsidiaries of the Company.

--------------------------------------------------------------------------------
                                                             Began to Serve as
                                                             an Officer or
Name                    Age         Positions Held           Director
--------------------------------------------------------------------------------
Michael Jackson         56          CEO & Director           1999
--------------------------------------------------------------------------------
Christa Taylor          29          CFO & Director           2000
--------------------------------------------------------------------------------
Cecil Morris            70          Director                 2000
--------------------------------------------------------------------------------

No family relationships exist among any of the Directors or Officers. All Directors hold office until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors.

The principal occupations of the Executive Officers and Directors named above for at least the past five (5) years are as follows:

Michael Jackson has been employed as the Chief Executive Officer and founder of Poker.com, Inc. since July 1999. Previously, Mr. Jackson ran a Real Estate Development company and acted as an Investment Banker in British Columbia.

Christa Taylor has been employed as the Chief Financial Office and Secretary of the Company since November 2000. Previously, Ms Taylor was a consultant for Poker.com, Inc. in the areas of strategic planning and business development. Ms Taylor has provided leadership with a number of high profile companies which include: Glenayre, Sentinel Importing Corporation and Vancouver International Airport.

Cecil Morris is a freelance Internet business consultant based in Cape Town, South Africa with expertise in software programming.

Standing Audit Committee

The Company does not presently have an appointed Standing Audit Committee.

Significant Employees

There are presently no significant employees of the Company other than the Directors and Officers of the Company.

                            Executive Compensation

Summary Compensation

The following table sets forth the compensation of the Chief Executive Officer of the Company and certain other highly compensated Executive Officers of the Company for each of the Company's last three fiscal years whose total salary and bonus for the year ended December 31, 2000.

The Company and its subsidiaries have no pension or retirement plan for its Executive Officers. The Company prefers to pay higher cash compensation in lieu of making substantial pension plan contributions. The Company and its subsidiaries have adopted informal, unwritten bonus plans for its employees and executive officers. Under the plans, each Company's Board of Directors typically evaluates the Company's productivity and allocates bonuses twice a year based primarily on such productivity and the employee's performance.

                          Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------
  Name and       Year       Salary     Bonus     Other Annual      Restricted Stock   Options/SARs   Pay        All Other
 Position                  Per Annum             Compensation           Awards        (Post-Split)   outs     Compensation
                             (US)
------------------------------------------------------------------------------------------------------------------------------
Michael         Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-              $37,500
 Jackson,        2000
 CEO
------------------------------------------------------------------------------------------------------------------------------
Christa         Fiscal       $35,000     -0-            -0-                -0-                 -0-    -0-                  -0-
 Taylor, CFO     2000
------------------------------------------------------------------------------------------------------------------------------
 Cecil          Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
  Morris,        2000
Director
------------------------------------------------------------------------------------------------------------------------------
Michael         Fiscal           -0-     -0-            -0-                -0-             300,000    -0-              $19,500
 Jackson,        1999
 CEO
------------------------------------------------------------------------------------------------------------------------------
Christa         Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
 Taylor, CFO     1999
------------------------------------------------------------------------------------------------------------------------------
 Cecil          Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
  Morris,        1999
Director
------------------------------------------------------------------------------------------------------------------------------
Michael         Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
 Jackson,        1998
 CEO
------------------------------------------------------------------------------------------------------------------------------
Christa         Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
 Taylor, CFO     1998
------------------------------------------------------------------------------------------------------------------------------
Cecil           Fiscal           -0-     -0-            -0-                -0-                 -0-    -0-                  -0-
 Morris,         1998
Director
------------------------------------------------------------------------------------------------------------------------------


Stock Option Grants and Aggregated Stock Option/SAR Exercises

The Company granted no stock options or stock appreciation rights ("SARs") to the named Executive Officers in the last fiscal year. The following table sets forth the aggregated Common Stock Options exercised by the named Executive Officers in the last fiscal year and the year-end value of unexercised options:

    Aggregated Option/SAR Exercises in Fiscal Year Ended December 31, 2000
                       And Fiscal Year-End Option Values

-----------------------------------------------------------------------------------------------------------------------
Name               Shares acquired      Value realized         Number of unexercised          Value of Unexercised
                   on Exercise (#)            ($)             Options/SARs at Fiscal      in-the-money Options/SARs at
                                                                   Year-End (#)                Fiscal Year-End ($)
                                                             Exercisable/Unexercisable      Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Michael Jackson           -0-                 -0-                        300,000/                            -0-
                                                                              -0-
-----------------------------------------------------------------------------------------------------------------------
Christa Taylor            -0-                 -0-                            -0-/                            -0-
                                                                              -0-
-----------------------------------------------------------------------------------------------------------------------
Cecil Morris              -0-                 -0-                            -0-/                            -0-
                                                                              -0-
-----------------------------------------------------------------------------------------------------------------------

Director Compensation

Cecil Morris

If his nomination is approved as a non-employee Director of the Company Cecil Morris will receive compensation for his services in the amount of US$6,000 per annum.

Employment Agreements

Michael Jackson

In November 2000 the Company entered into an employment agreement with Michael Jackson. The term of the agreement is one year, with the right of the Company to terminate the agreement with thirty days written notice. Under the agreement, for his services as CEO of the Company, Mr. Jackson receives US $37,500 or 5% of the Company's gross revenue, whichever is greater.

Christa Taylor

In November 2000 the Company entered into an employment agreement with Christa Taylor. The term of the agreement is one year, with the right of the Company to terminate the agreement with thirty days written notice. Under the agreement, for her services as CFO and Secretary of the Company, Ms Taylor receives a base salary of US$35,000 per annum.

Certain Relationships and Related Transactions

None.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS NAMED ON THE ACCOMPANYING PROXY FORM.

                    PROPOSAL TWO - APPOINTMENT OF AUDITORS

Pannell Kerr Forster has been the Company's independent auditors since March 2000. Proposal No. 2 is to reappoint Pannell Kerr Forster as the Company's independent public accountants for the fiscal year ending December 31, 2001. No representative of Pannell Kerr Forster is expected to be present at the Annual Meeting.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF PANNELL KERR FORSTER AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001




Accounting Fees

Audit Fees

Aggregate fees rendered for the audit of the Registrant's Annual Financial Statements for the most recent fiscal year and the reviews of the Registrant's Form 10QSB for that fiscal year totaled US$7,000.

Financial Information System Design and Implementation Fees

The Company incurred no aggregate fees billed for professional services rendered for Financial Information System Design and Implementation.

All Other Fees

The Company incurred no aggregate fees billed for services rendered by the Principal Accountants other than the services covered under "Audit Fees" in this section.

                                    GENERAL

Any other business that may be lawfully brought before the Annual Meeting.


                                  OTHER ITEMS

Annual Report to Shareholders

The Company is forwarding to each beneficial shareholder as of April 16, 2001 a copy of the Company's Annual Report based on the Registration Statement filed by the Company on Form 10-KSB, as filed with the Securities and Exchange Commission on _____________, except exhibits thereto. However, shareholders who wish to obtain copies of the exhibits, may by written request to the Company obtain a copy of such exhibits upon payment of a reasonable fee the Company may impose for providing such exhibits. Requests for copies of the Exhibits to the Company's Form 10KSB should be mailed to: Poker.com, Inc., #201-1166 Alberni Street, Vancouver BC V6E 3Z3, Attention: Michael Jackson.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires that the Company's Executive Officers and Directors and persons who beneficially own more than ten percent of the Company's Common Stock, file initial reports of stock ownership and reports of changes in stock ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten-percent owners are required by applicable regulations to furnish the Company with copies of all section 16(a) forms that they file.

Shareholder Proposals

In order for a shareholder's proposal to be considered for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Shareholders, the proposal must be received by the Company's President at the above address no later than January 31, 2002 and must otherwise comply with the requirements of Rule 14a-8 of the Securities and Exchange Act of 1934 as amended.

Proposals of shareholders submitted for consideration at the Company's 2000 Annual Meeting other than those submitted for inclusion in the Company's proxy material pursuant to Rule 14a-8, must be delivered to the Company's President no later than March 14, 2001. If such timely notice of a shareholder's proposal is not given, the Company's Proxy Holder may exercise discretionary voting authority to vote on the proposal when and if it is raised at the 2000 Annual Meeting.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                                            Michael Jackson, CEO

                                POKER.COM, INC.                PROXY
                           #201-1166 Alberni Street
                             Vancouver BC V6E 3Z3

                    ANNUAL GENERAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, MAY 31, 2001

The undersigned shareholder hereby appoints Michael Jackson or Christa Taylor as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and to vote, as designated below, all of the shares of common stock of Poker.com, Inc. held on April 16, 2001 (the Record
Date) at the Company's Annual General Meeting to be held on Thursday, May 31, 2001 at 1:00 p.m. Pacific Standard Time, at the Renaissance Madison Hotel, 515 Madison Street, Seattle, Washingon, 98104 and at any continuation(s) or adjournment(s) thereof. The proposals listed below are made by the Board of Directors.


1.   ELECTION OF DIRECTORS

     [ ] FOR all nominees listed below           [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)    to vote for all nominees listed
                                                 below

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


     Michael Jackson         Christa Taylor         Cecil Morris


2. APPOINTMENT OF SMYTHE RATCLIFFE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001

     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN



3. The Proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the meeting, provided the Company did not have notice of such matter on or before March 14, 2001.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, then this Proxy will be voted FOR all nominees for director listed in Proposal 1 and FOR Proposals 2 through 4.


     Please sign exactly as your name appears on the records of the Company's transfer agent. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.



DATED:_____________________, 2001        _______________________________________
                                         Name of entity which owns the shares if
                                         other than an individual



____________________________________     _______________________________________
Signature (if signing individually)      Signature of authorized signatory



____________________________________     _______________________________________
Additional Signature if held jointly     Title of authorized signatory